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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)  March 31, 2006


                             BKF CAPITAL GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

              1-10024                                   36-0767530
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     (Commission File Number)                 (IRS Employer Identification No.)


 ONE ROCKEFELLER PLAZA, NEW YORK, NEW YORK                           10020
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  (Address of Principal Executive Offices)                         (Zip Code)

                                  212-332-8400
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

On March 31, 2006, two senior portfolio managers at BKF Capital Group, Inc. ("BKF") informed BKF that they intend to cause the liquidation of certain portfolios pursuant to their existing agreement with BKF. BKF strategies managed by other BKF managers will not be affected. BKF anticipates that substantial completion of the liquidation of these portfolios will occur by April 20, 2006, at which time BKF expects that the senior managers--Seth Turkeltaub and Richard Lodewick--will cease working for BKF. Accounts managed by these two managers generated approximately 20.4% of BKF's revenues in 2005, and assets under management in the strategies managed by the team were approximately $615 million as of February 28, 2006.

BKF issued a press release on April 3, 2006 announcing the event. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d)   EXHIBITS

EXHIBIT           DESCRIPTION
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99.1              Press Release, dated April 3, 2006.


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  April 4, 2006

                             BKF CAPITAL GROUP, INC.


                             By: /s/ Norris Nissim
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                                 Name:   Norris Nissim
                                 Title: Senior Vice President, General Counsel and Secretary


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                               INDEX TO EXHIBITS


EXHIBIT           DESCRIPTION
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99.1              Press Release, dated April 3, 2006.